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                                                                      EXHIBIT 23
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-56529 of Rohr, Inc. on Form S-8 of our report dated November 7, 1997, appearing in this Annual Report on Form 11-K of The Pretax Savings Plan for the Salaried Employees of Rohr, Inc. for the year ended July 31, 1997.


San Diego, California
December 9, 1997